SEI ASSET ALLOCATION TRUST

Defensive Strategy Fund
Conservative Strategy Fund
Moderate Strategy Fund
Aggressive Strategy Fund
Core Market Strategy Fund
Market Growth Strategy Fund
(the "Funds")

Supplement dated May 17, 2022
to the Class F, Class D and Class I Prospectuses, each dated July 31, 2021

This supplement provides new and additional information beyond that contained in each Prospectus and should be read in conjunction with the Prospectus.

Clarification of Principal Investment Strategies and Risks for the Funds

The following changes are being made to the Prospectuses to clarify that the underlying funds in which the above-listed Funds invest will soon also include certain exchange-traded funds ("ETFs") managed by SIMC.

First, in the Fund Summary for each of the Funds, under the heading titled "Principal Investment Strategies," the first reference to "other SEI Funds" is hereby deleted and replaced with "other SEI funds (including exchange-traded funds (ETFs))" to clarify that the Underlying SEI Funds now include certain ETFs managed by SIMC.

Second, in the Fund Summary with respect to the Defensive Strategy, Conservative Strategy and Moderate Strategy Funds, the paragraph that starts "The Fund may also directly invest in interests of exchange-traded products (ETPs)..." is hereby deleted.

Third, In the Fund Summary for each of the Funds, under the heading titled "Principal Risks," all references to "other investment companies" are hereby deleted.

Fourth, in the section titled "More Information About Investments," the last sentence of the second paragraph and the last sentence of the third paragraph are hereby deleted.

Fifth, also in the section titled "More Information About Investments, the following is hereby added as the fourth paragraph:

When a Fund invests in an Underlying SEI Fund, SIMC is adviser to both the Fund and the Underlying SEI Fund and is paid an advisory fee by both Funds. SIMC's affiliates also receive compensation for their services to such Funds. As a result, SIMC could select those Underlying SEI Funds that pay higher fees to SIMC and its affiliates. SIMC can also allocate to a newly registered Underlying SEI Fund. Such allocation can assist in capitalizing or "seeding" the new Underlying SEI Fund and in turn assist in its promotion as initial or additional assets may make such Fund more attractive to potential investors. To mitigate such conflicts, SIMC maintains a policy that portfolio managers may not make asset allocation decisions for the purpose of increasing fees received by SIMC and its affiliates.

Sixth, also in the section titled "More Information About Investments," but with respect to all three Prospectuses, SEI Exchange Traded Funds (SETF) is hereby added to the list of investment companies that comprise the Underlying SEI Funds.

Seventh, in the section titled "More Information About Investments," under the sub-section titled "Information About Underlying SEI Fund," the following Underlying SEI Funds are added to the chart in the appropriate alphabetical order thereof:

Underlying SEI Fund:	Expense Ratio:
SEI Enhanced U.S. Large Cap Quality Factor ETF	0.15%
SEI Enhanced U.S. Large Cap Momentum Factor ETF	0.15%
SEI Enhanced U.S. Large Cap Value Factor ETF	0.15%
SEI Enhanced Low Volatility U.S. Large Cap ETF	0.15%

Eighth, and finally, in the section titled "More Information About Investments," under the sub-section titled "Information About Underlying SEI Funds," the following paragraphs are hereby added immediately below the disclosure for the SIT International Fixed Income Fund:

SEI Enhanced U.S. Large Cap Quality Factor ETF: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as convertible bonds, convertible preferred stock, depositary receipts, warrants and rights) issued by large U.S. companies.

The Fund seeks to provide long-term capital appreciation by investing primarily in U.S. common stocks with superior quality, as determined by SIMC. Quality investing is a long-term buy and hold strategy that is based on acquiring stocks with superior and stable profitability, often exhibiting high barriers of entry. SIMC uses a quantitative-based, active stock selection investment strategy combined with portfolio optimization to construct the Fund's portfolio. SIMC's quantitative model evaluates all of the securities in the investment universe of U.S. large-capitalization stocks based on various quality, profitability and risk factors, which may include various sales-based profitability ratios such as profit margins, and investment-based metrics, such as return on assets. SIMC may also evaluate balance sheet quality (such as leverage) and accounting quality (such as accruals). The optimization process seeks to build a portfolio with high primary exposure to equity securities of superior quality, while concurrently managing secondary exposures to other factors, including momentum, value and low volatility, in tandem with certain investment restrictions.

SEI Enhanced U.S. Large Cap Momentum Factor ETF: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as convertible bonds, convertible preferred stock, depositary receipts, warrants and rights) issued by large U.S. companies.

The Fund seeks to provide long-term capital appreciation by investing primarily in U.S. common stocks exhibiting relatively strong recent performance (also known as momentum) as determined by SIMC. Momentum investing is a trend-following investment strategy that is based on acquiring assets with recent improvement in their price, earnings or other relevant fundamentals. SIMC uses a quantitative-based, active stock selection investment strategy combined with portfolio optimization to construct the Fund's portfolio. SIMC's quantitative model and rules-based screening process evaluates all of the securities in the investment universe of U.S. large-capitalization stocks based on various factors, which may include share price performance over various time periods, earnings and profitability trends, unanticipated financial results, and changes to analyst outlooks. The optimization process seeks to build a portfolio with high primary exposure to equity securities of superior momentum, while concurrently managing secondary exposures to other factors, including value, quality and low volatility, in tandem with certain investment restrictions.

SEI Enhanced U.S. Large Cap Value Factor ETF: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as convertible bonds, convertible preferred stock, depositary receipts, warrants and rights) issued by large U.S. companies.

The Fund seeks to provide long-term capital appreciation by investing primarily in U.S. common stocks with lower prices relative to fundamental valuation characteristics, as determined by SIMC. Value investing is an investment strategy that seeks to acquire securities that are underpriced compared to market and sector averages, with the expectation that the price of such securities or the earnings from such securities will, over time, revert to such securities' average valuations. SIMC uses a quantitative-based, active stock selection investment strategy to construct the Fund's portfolio. SIMC's quantitative model and rules-based screening process evaluates all of the securities in the investment universe of U.S. large-capitalization stocks based on various factors, which may include earnings, cash flow, sales, and asset-based valuation characteristics, such as price-to-earnings ratio or price-to-cash flows. The optimization process seeks to build a portfolio with high primary exposure to equity securities of superior value, while concurrently managing secondary exposures to other factors, including momentum, quality and low volatility, in tandem with certain investment restrictions.

SEI Enhanced Low Volatility U.S. Large Cap ETF: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as convertible bonds, convertible preferred stock, depositary receipts, warrants and rights) issued by large U.S. companies.

The Fund seeks to provide long-term capital appreciation by investing primarily in U.S. common stocks, while aiming to experience lower volatility compared to the broad U.S. large cap equity market. SIMC uses a quantitative-based, active stock selection investment process to construct the Fund's portfolio, utilizing a combination of factor scoring model, risk model and optimization. The factor scoring model evaluates all of the securities in the investment universe of U.S. large-capitalization stocks based on measures of Value, Momentum, Quality and Low Volatility factor families. Each of the factor families is described in further detail in the "More Information About the Funds — Factors" section. The risk model predicts common factor and stock specific risks. The optimization process constructs a portfolio based on the desired exposure to certain factor characteristics and certain other investment restrictions, as weighed against the objective to achieve lower volatility than the broad U.S. large cap equity market.

There are no other changes to the Prospectuses in connection with ETFs managed by SIMC being added to the universe of Underlying SEI Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1402 (5/22)

SEI ASSET ALLOCATION TRUST

Defensive Strategy Fund
Conservative Strategy Fund
Moderate Strategy Fund
Aggressive Strategy Fund
Core Market Strategy Fund
Market Growth Strategy Fund
(the "Funds")

Supplement dated May 17, 2022
to the Statement of Additional Information, dated July 31, 2021, as amended on October 22, 2021 (the "SAI")

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Principal Investment Strategies and Risks for Funds

In the section titled "Investment Objectives and Policies of the Funds," for each of the Funds, references stating that "Each" of the Underlying SEI Funds are managed by one or more sub-advisers" are hereby replaced with "Most." In addition, for each of the Funds, the following sentence is added to the end of the paragraph discussing investments in Underlying SEI Funds: "At times, the Fund may hold cash in order to purchase ETFs."

Additionally, in the same section, with respect to the Defensive Strategy, Conservative Strategy and Moderate Strategy Funds, the paragraph that starts "The Fund may also directly invest in interests of ETPs..." is hereby deleted.

Change in Portfolio Management of the Underlying SEI Funds

In the section titled "Managers of the Underlying SEI Funds," the following paragraphs are hereby added in the appropriate alphabetical order thereof:

SEI Enhanced U.S. Large Cap Quality Factor ETF: SIMC serves as the adviser to the SEI Enhanced U.S. Large Cap Quality Factor ETF. SIMC manages the assets of the SEI Enhanced U.S. Large Cap Quality Factor ETF. SIMC is a wholly-owned subsidiary of SEI. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

SEI Enhanced U.S. Large Cap Momentum Factor ETF: SIMC serves as the adviser to the SEI Enhanced U.S. Large Cap Momentum Factor ETF. SIMC manages the assets of the SEI Enhanced U.S. Large Cap Momentum Factor ETF. SIMC is a wholly-owned subsidiary of SEI. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

SEI Enhanced U.S. Large Cap Value Factor ETF: SIMC serves as the adviser to the SEI Enhanced U.S. Large Cap Value Factor ETF. SIMC manages the assets of the SEI Enhanced U.S. Large Cap Value Factor ETF. SIMC is a wholly-owned subsidiary of SEI. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

SEI Enhanced Low Volatility U.S. Large Cap ETF: SIMC serves as the adviser to the SEI Enhanced Low Volatility U.S. Large Cap ETF. SIMC manages the assets of the SEI Enhanced Low Volatility U.S. Large Cap ETF. SIMC is a wholly-owned subsidiary of SEI. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Change in Portfolio Transactions

In the section titled "Portfolio Transactions," under the "Broker Selection" heading, the second paragraph is hereby deleted and replaced with the following:

It is expected that the Funds, and certain Underlying Funds, will execute a substantial portion of their transactions (i.e., portfolio transactions) through the Distributor, a registered broker-dealer acting as introducing broker, for a commission, in conformity with the 1940 Act, the 1934 Act and the rules thereunder. Further, SIMC will also from time to time execute trades with the Distributor in connection with the transition of the securities and other assets included in an Underlying SEI Fund's portfolio when there is a change in sub-advisers in the Underlying SEI Fund or a reallocation of assets among the Underlying SEI Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trusts and Underlying SEI Fund's policy to achieve best net results and must comply with the Trusts' and Underlying SEI Funds' procedures regarding the execution of Fund and Underlying Fund transactions through affiliated brokers.

The first sentence of the third paragraph is hereby deleted and replaced with the following:

When one or more brokers is believed capable of providing the best combination of price and execution, SIMC or the Underlying SEI Funds' Sub-Advisers may select a broker based upon brokerage or research services provided to SIMC or the Underlying SEI Funds' Sub-Advisers.

The following sentence is hereby added to the end of the third paragraph:

The Funds' brokerage activities did not include affiliated brokers for the fiscal years ended May 31, 2019, 2020 and 2021.

There are no other changes to the SAI in connection with ETFs managed by SIMC being added to the universe of Underlying SEI Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1403 (5/22)